EXHIBIT 10.1

                           AMENDMENT AGREEMENT NUMBER FIVE
                            TO LOAN AND SECURITY AGREEMENT

      THIS AMENDMENT AGREEMENT NUMBER FIVE TO LOAN AND SECURITY AGREEMENT (this "Fifth Amendment") dated as of November 23, 2004, is entered into by and between CALAMP CORP., a Delaware corporation formerly known as CALIFORNIA AMPLIFIER, INC. ("Borrower") and U.S. Bank National Association, a national banking association ("Bank").

                                  RECITALS

      A. Borrower and Bank are parties to that certain Loan and Security Agreement dated as of May 2, 2002, between Borrower and Bank (the "Original Loan Agreement"), as amended by that certain Amendment Agreement Number One to Loan and Security Agreement dated as of April 3, 2003, between Borrower and Bank, that certain Amendment Agreement Number Two to Loan and Security Agreement dated as of July 3, 2003, between Borrower and Bank, that certain Amendment Agreement Number Three to Loan and Security Agreement dated as of January 5, 2004, between Borrower and Bank, and that certain Amendment Agreement Number Four to Loan and Security Agreement dated as of February 27, 2004, between Borrower and Bank (the Original Loan Agreement, as amended, the "Existing Loan and Security Agreement"). The Existing Loan and Security Agreement, as amended and modified by this Fifth Amendment, is referred to hereinafter as the "Loan and Security Agreement." Capitalized terms not defined herein shall have the meanings ascribed to them in the Existing Loan and Security Agreement.

      B. Borrower has requested that Bank amend the Existing Loan and Security Agreement to extend the maturity date thereof, reduce the interest rate applicable to the loans made pursuant to the Loan and Security Agreement, and make certain other modifications to the Existing Loan and Security Agreement.

      C. Bank is willing to so amend the Existing Loan and Security Agreement on the terms and conditions herein.

                                  AGREEMENT

1.    RECITALS.   The Recitals above are incorporated herein by this
      reference as if fully set forth herein.   Capitalized terms not
      otherwise defined in the Recitals or otherwise in this Fifth Amendment shall have the meanings ascribed to them in the Existing Loan and Security Agreement.

2. EXTENSION OF REVOLVING MATURITY DATE. The definition of "Revolving Maturity Date" in Section 1.1 of the Existing Loan and Security Agreement is deleted in its entirety and replaced with the following:

            "Revolving Maturity Date" means August 3, 2006.

3.    MODIFICATION OF LIBOR INTEREST RATE PROVISIONS.

      3.1 Clause (ii) of Section 2.4(a) of the Existing Loan and Security Agreement is deleted in its entirety and replaced with the following:

      (ii) upon a minimum of two Business Days prior notice, one and 75/100ths (1.75) percentage points in excess of the 1, 3 or 6 month LIBOR rate with respect to Term Loan A and Term Loan B, as appropriate, and one and 75/100ths (1.75) percentage points in excess of the 1, 3 or 6 month LIBOR rate with respect to Advances, as quoted by Bank from Telerate page 3750 or any successor thereto (which shall be the LIBOR Rate in effect two Business Days prior to the commencement of the portion of the Term Loan A, Term Loan B or the Advance to be subject to the LIBOR Rate (the "LIBOR Rate" and each such portion of Term Loan A, Term Loan B, or the Advance is a "LIBOR Rate Loan").

      3.2 The third to last sentence of Section 2.4(a) of the Existing Loan Agreement is deleted in its entirety and replaced with the following:

      Each LIBOR rate option selected shall apply to a minimum principal amount of $100,000 and integral multiples of $100,000 in excess thereof.

4. DELETION OF EXCESS CASH FLOW RECAPTURE REQUIREMENT. The third complete paragraph on page 15 of the Original Loan and Security Agreement (the paragraph immediately following the payment grid), which paragraph requires Borrower to make certain mandatory prepayments from Excess Cash Flow, is deleted in its entirety.

5. DELETION OF QUARTERLY AGING REPORTING REQUIREMENT. Clauses (a) and (b) of Section 6.2 of the Existing Loan and Security Agreement, which clauses require for certain quarterly agings to be reported by Borrower to Bank, are deleted in their entirety.

6. CHANGE OF NAME OF BORROWER. Effective July 30, 2004, the Existing Loan and Security Agreement and each of the other Loan Documents are revised to delete therefrom "California Amplifier, Inc." and replace such name with "CALAMP CORP."

7. REPRESENTATIONS, WARRANTIES AND COVENANTS. Before and after giving effect to this Fifth Amendment, the representations and warranties in
      Section 5 or elsewhere in the Existing Loan and Security Agreement shall be true and correct as though such representations and warranties were made on the date hereof. The execution by the Borrower of this Fifth Amendment shall be deemed a representation that the Borrower has complied with the foregoing condition. In addition, Borrower reaffirms all covenants contained in Sections 6 and 7 or elsewhere in the Loan and Security Agreement (including such covenants as have been amended by this Fifth Amendment) as though such covenants were made on the date hereof. All of the terms of the Existing Loan and Security Agreement, except as expressly amended by this Fifth Amendment, shall remain unchanged and in full force and effect, and the remaking of the representations and warranties, and reaffirmation of the covenants, does not in any way limit the continued applicability of all the provisions of the Existing Loan and Security Agreement, as amended by this Fifth Amendment.

8.    CONDITIONS TO EFFECTIVENESS.	This Agreement shall become effective
      upon the occurrence of each of the following on or before November 26, 2004:

      8.1 Execution of this Fifth Amendment by Borrower and Bank and the delivery to Bank of such fully-executed Fifth Amendment.

      8.2 Payment by Borrower of Bank's extension fee in the amount of $15,000.00.

9.    MISCELLANEOUS.

      9.1 Continuing Validity. Except as expressly modified above, the terms of the Existing Loan and Security Agreement and the other Loan Documents shall remain unchanged and in full force and effect. Consent by Bank to this Fifth Amendment does not waive Bank's right to require strict performance of any and all of the documents executed in connection with any credit extended pursuant to the Loan and Security Agreement or the other Loan Documents nor does Bank's consent obligate Bank to make any future modifications. Nothing in this Fifth Amendment shall constitute a satisfaction of the Loan and Security Agreement or any of the Loan Documents

      9.2   Understanding of Borrower.

 PRIOR TO SIGNING THIS FIFTH AMENDMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS FIFTH AMENDMENT AND ANY AND ALL RELATED DOCUMENTS.





                           [signatures follow]



IN WITNESS WHEREOF, each of Borrower and Bank agree to the terms and conditions of this Fifth Amendment as set forth above.

                                 Borrower:

                                 CALAMP CORP., a Delaware corporation
                                 formerly known as CALIFORNIA AMPLIFIER, INC.


                                 By: /s/ Richard K. Vitelle
                                      Richard K. Vitelle, VP Finance and CFO



                                 Bank:

                                 U.S. BANK NATIONAL ASSOCIATION, a
                                 national banking association


                                 By: /s/ Gregg M. Hessick
                                     Gregg M. Hessick, Vice President